Supplemental disclosure of cash flow information	12 Months Ended
Dec. 31, 2023
Supplemental Disclosure Of Cash Flow Information
Supplemental disclosure of cash flow information

20. Supplemental disclosure of cash flow information

	December 31,
	2023	2022	2021
	$	$	$
Changes in operating assets and liabilities:
Trade and other receivables	147	592	120
Inventory	162	(161)	(56)
Prepaid expenses and other current assets	589	(783)	(750)
Payables and accrued liabilities	76	1,076	634
Income taxes payable	-	-	(109)
Deferred revenues	(1,313)	441	3,010
Deferred gain	(110)	-	-
Provisions	(14)	(2)	-
Employee future benefits	(573)	(559)	(349)
	(1,036)	604	2,500

Aeterna Zentaris Inc.

Notes to Consolidated Financial Statements

As of December 31, 2023 and 2022 and for the years ended December 31, 2023, 2022 and 2021

(in thousands of US dollars, except share and per share data and where otherwise noted)